                                                                    Exhibit 99.2


                           [PRENTISS PROPERTIES LOGO]

                                    PRENTISS
                                   PROPERTIES
                                      TRUST

                                         SUPPLEMENTAL OPERATING & FINANCIAL DATA
                                        For the Quarter Ended September 30, 2003

Where to Get More Information

Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone
Switchboard                 214.654.0886
Investor Relations          214.654.5720

By facsimile                214.350.2437

By e-mail                   ir@pplinc.com

By mail                     Prentiss Properties Trust
                            Investor Relations
                            3890 W. Northwest Hwy.
                            Suite 400
                            Dallas, Texas 75220

Web site                    www.prentissproperties.com


Tentative Earnings Announcements and Dividend Declarations

                             2003 Q4    2004 Q1   2004 Q2   2004 Q3
                            --------    -------   -------   -------
Earnings Announcements          2/4       4/14     7/13      10/13
Dividend Declarations         12/10       3/10      6/9        9/8

                           Prentiss Properties Trust
                            Supplemental Information
                                3rd Quarter 2003

   Overview and Highlights
     Financial Highlights ..................................................1
     Calculation of FFO and FAD ............................................2
     Calculation of NOI ....................................................3
     Consolidated Balance Sheets ...........................................4
     Consolidated Statements of Income .....................................5
     Financial Summary of Combined Company .................................6
     Financial Summary of Unconsolidated Joint Ventures ....................7
     Same Store Growth .....................................................8
     Portfolio Analysis ....................................................9
     Significant Tenants ..................................................10
     Industry Diversification .............................................11

   Leasing
     Leasing Activity Summary .............................................12
     Year-To-Date Renewal Analysis ........................................13
     Lease Expirations .................................................14-17

   Capital Expenditures
     Development, Leasing and Capital Expenditure Summary .................18
     Capital Expenditures .................................................19
     Year-To-Date Non-Incremental Leasing Cost Analysis ...................20
     Non-Incremental Leasing Cost Analysis ................................21
     Non-Incremental Leasing Cost Analysis by City ........................22

   Development
     Summary of Land Held for Future Development ..........................23

   Other Information
     Acquisition and Disposition Activity .................................24
     Description and Facts for Properties Acquired ........................25
     Summary of Properties Owned and Managed ..............................26
     Selected Property Data ............................................27-29
     Summary of Financing .................................................30
     Return on Invested Capital/Stock Performance .........................31
     Definitions of Non-GAAP Financial Measures ........................32-34

                              Financial Highlights
 (dollar in thousands, except per share amounts, shares and units in thousands)

                                                                          For the Three Months Ended or as of
                                                               ----------------------------------------------------------
                                                               9/30/2003    6/30/2003   3/31/2003  12/31/2003   9/30/2002
                                                               ---------    ---------   ---------  ----------   ---------
Financial Information
---------------------
Assets (consolidated)                                          2,145,655    2,135,664   2,141,487   2,122,289   2,093,182
Assets (joint ventures)                                           76,242       77,097      77,742      90,341      90,587
Gross Book Value of Real Estate Assets (consolidated)          2,057,140    2,062,415   2,060,585   2,038,757   2,019,455
Gross Book Value of Real Estate Assets (joint ventures)           94,801       94,780      94,780      94,781      94,774
Unsecured Debt                                                   247,050      282,500     276,500     231,000     193,500
Secured Debt (1)                                                 847,639      864,187     866,647     867,533     869,933
Weighted Average Maturity (years) (2)                                4.8          5.0         5.3         5.5         5.8
Total Minority Interest                                          124,619      134,134     133,191     133,649     136,913
Total Shareholders' Equity                                       884,243      822,950     837,254     844,233     850,670

NOI                                                               56,584       56,595      57,492      57,883      59,357
Total Property Revenues                                           85,804       87,923      86,841      90,087      89,859
Property NOI                                                      55,558       55,408      53,886      55,978      57,663
Property Operating Margin                                          64.75%       63.02%      62.05%      62.14%      64.17%
Adjusted FFO/Share (3)                                        $     0.76   $     0.78  $     0.79  $     0.82  $     0.84

Capitalization
--------------
Total Debt (1)                                                 1,094,689    1,146,687   1,143,147   1,098,533   1,063,433

Total Common Shares Outstanding (4)                               41,733       39,161      39,094      38,981      38,954
Total Convertible Preferred Shares Outstanding                     3,774        3,774       3,774       3,774       3,774
Total OP Units Outstanding                                         1,488        1,491       1,495       1,501       1,508
Combined Shares and OP Units Outstanding                          46,995       44,426      44,363      44,256      44,236
Share Price at Quarter End                                    $    31.00   $    29.99  $    27.10  $    28.28  $    28.94
Equity Value of Common and Common Equivalents                  1,456,845    1,332,336   1,202,237   1,251,560   1,280,190

Perpetual Preferred Equity (5)                                   105,000      105,000     105,000     105,000     105,000

Total Market Capitalization                                    2,656,534    2,584,023   2,450,384   2,455,093   2,448,623
Debt/Total Market Capitalization                                    41.2%        44.4%       46.7%       44.7%       43.4%

Financial Ratios
----------------
Interest Coverage                                                   2.86         2.85        3.00        3.03        3.06
Fixed Charge Coverage                                               2.58         2.57        2.69        2.73        2.76
Fixed Charge Coverage (including all preferred dividends)           2.35         2.35        2.45        2.48        2.51
Adjusted FFO Pay-out (3)                                           75.72%       72.08%      70.64%      67.98%      66.48%
FAD Pay-out                                                       106.08%       97.26%      83.78%      90.39%      84.96%
FAD Less Dividends                                               (1,509)          701       4,810       2,636       4,385
ROIC - Annualized NOI / Operating Real Estate                      10.67%       10.51%      10.65%      11.22%      11.41%
ROIC - Annualized NOI / (Op. Real Estate + Net Deferred
 Leasing Cost)                                                      9.90%        9.78%       9.91%      10.52%      10.69%
Annualized NOI / Total Assets (book value before depreciation)      9.23%        9.28%       9.44%       9.57%       9.97%
Debt / Total Assets (book value before depreciation)               44.65%       47.00%      46.91%      45.39%      44.64%
Debt / Annualized NOI                                               4.84         5.07        4.97       4.74        4.48
(Debt + Perpetual Preferred) / Annualized NOI                       5.30         5.53        5.43        5.20        4.92

(1) - Includes our pro-rata share of joint venture debt.
(2) - Excludes our line of credit.
(3) - Adjusted to add back impairment on real estate.
(4) - Includes 82,856 shares in treasury related to our deferred compensation plan.
(5) - Includes mandatorily redeemable preferred units.

Supplemental Operating and                                      3rd Quarter 2003
Financial Data               Prentiss Properties Trust                    Page 1

                           Calculation of FFO and FAD
                 For Common Shares and Common Share Equivalents
                         (000s, except per share data)

                                                          Nine Months Ended                     Three Months Ended
                                                        --------------------- ------------------------------------------------------
Funds from Operations (FFO):                            9/30/2003  9/30/2002  9/30/2003  6/30/2003  3/31/2003  12/31/2002  9/30/2002
----------------------------                            ---------  ---------  ---------  --------------------  ----------  ---------
Net income                                               $ 38,240   $ 58,455    $14,218    $ 8,512    $15,510     $15,826   $22,894

Add:
 Real estate depreciation and amortization (1)             58,448     54,038     19,437     19,466     19,545      19,330    18,422

 Real estate depreciation and amortization
  of unconsolidated subsidiaries and joint
  ventures (2)                                              2,210      2,357        739        738        733         746       739

 Minority interests (3)                                     1,205      2,061        448        244        513         528       804

Adjustments:

 (Gain)/loss on sale of property                            2,547     (8,454)       (85)     3,764     (1,132)         24    (8,454)

FFO applicable to common and common equivalents          $102,650   $108,457    $34,757    $32,724    $35,169     $36,454   $34,405

 Impairment losses on real estate                           1,792      2,855          -      1,792          -           -     2,855

Adjusted FFO applicable to common and common
equivalents                                              $104,442   $111,312    $34,757    $34,516    $35,169     $36,454   $37,260

Weighted average common shares, units and common
shares equivalents (diluted)                               44,854     43,793     45,746     44,471     44,329      44,313    44,370

Adjusted FFO per weighted average shares
outstanding (diluted)                                    $   2.33   $   2.54    $  0.76    $  0.78    $  0.79     $  0.82   $  0.84

Funds Available for Distribution (FAD):
---------------------------------------

Adjusted FFO                                             $104,442   $111,312    $34,757    $34,516    $35,169     $36,454   $37,260

Adjustments:

 Straight-line rent adjustment                             (5,508)    (7,717)    (1,558)    (2,063)    (1,887)     (1,691)   (1,971)

 FAS 141 adjustment                                          (385)         -       (385)         -          -           -        -

 Amortization of deferred financing fees                    1,765      1,356        692        550        523         532       514

 Capital expenditures                                     (20,272)   (16,260)    (8,697)    (7,423)    (4,152)     (7,876)   (6,646)

FAD                                                      $ 80,042   $ 88,691    $24,809    $25,580    $29,653     $27,419  $ 29,157

Weighted average shares and units (shares)
outstanding  (diluted)                                     44,854     43,793     45,746     44,471     44,329      44,313    44,370

Dividend per share                                       $  1.680   $  1.655    $ 0.560    $ 0.560    $ 0.560     $ 0.560   $ 0.560

Total dividend declared (excludes dividend on
perpetual preferred)                                     $ 76,040   $ 72,729    $26,318    $24,879    $24,843     $24,783   $24,772

Payout ratio of Adjusted FFO                                72.81%     65.34%     75.72%     72.08%     70.64%      67.98%    66.48%

Payout ratio of FAD                                         95.00%     82.00%    106.08%     97.26%     83.78%      90.39%    84.96%

(1) - Excludes depreciation and amortization not related to real estate.

(2) - Represents Prentiss Properties Trust's proportionate share of real estate depreciation and amortization from joint venture assets.

(3) - Represents the minority interest attributable to holders of common partnership units.

Supplemental Operating and                                      3rd Quarter 2003
Financial Data                  Prentiss Properties Trust                 Page 2

                               Calculation of NOI
                             (dollars in thousands)

                                                     Nine Months Ended                      Three Months Ended
                                                   --------------------  ------------------------------------------------------
NOI                                                9/30/2003  9/30/2002  9/30/2003  6/30/2003  3/31/2003  12/31/2002  9/30/2002
---                                                ---------  ---------  ---------  ---------  ---------  ----------  ---------
Net income                                          $ 38,240   $ 58,455    $14,218    $ 8,512    $15,510     $15,826    $22,894
Adjustments:
  Interest expense and amortization of financing      54,006     51,463     18,181     18,248     17,577      17,450     17,733
  Real estate depreciation and amortization           58,448     54,038     19,437     19,466     19,545      19,330     18,422
  Other depreciation and amortization                    273         53        124         68         81          36         18
  Tax expenses                                           656        -         (240)      -           896         -          -
  Minority interests applicable to common units        1,205      2,060        448        244        513         528        804
  Minority interests applicable to preferred units     6,477      6,504      2,159      2,159      2,159       2,159      2,159
  (Gain)/Loss on sales                                 2,547     (8,454)       (85)     3,764     (1,132)         24     (8,454)
  Loss on impairment of discontinued operations        1,792      2,855        -        1,792        -          -         2,855
  Extraordinary items                                    -          -          -         -           -          -           -
  Equity in income of joint ventures and
    unconsolidated subsidiaries                       (1,933)    (2,192)      (595)      (712)      (626)       (962)      (308)
  Net operating income of unconsolidated
    subsidiaries                                       8,960     10,396      2,937      3,054      2,969       3,492      3,234
NOI                                                 $170,671   $175,178    $56,584    $56,595    $57,492     $57,883    $59,357

Supplemental Operating and                                      3rd Quarter 2003
Financial Data             Prentiss Properties Trust                      Page 3

                           Prentiss Properties Trust
                          Consolidated Balance Sheets

               (in thousands, except share and per share amounts)

Assets                                               9/30/2003    6/30/2003   3/31/2003   12/31/2002    9/30/2002
------                                               ---------    ---------   ---------   ----------    ---------
Operating real estate:
   Land                                            $   309,898  $   313,621  $   312,130  $   300,460  $   298,499
   Buildings and improvements                        1,683,543    1,684,609    1,684,276    1,631,568    1,618,262
   Less: accumulated depreciation                     (200,034)    (198,194)    (189,539)    (178,792)    (171,689)
                                                   -----------  -----------  -----------  -----------  -----------
   Total operating real estate                       1,793,407    1,800,036    1,806,867    1,753,236    1,745,072
Construction in progress                                     -            -            -       41,352       37,450
Land held for development                               63,699       64,185       64,179       65,377       65,244
Deferred charges and other assets, net                 194,484      180,210      174,613      169,373      154,266
Notes receivable                                        13,354       13,354       13,354       13,354       13,354
Receivables, net                                        43,137       41,097       41,414       39,024       36,936
Cash and cash equivalents                                9,184        7,395        9,500        5,080        6,753
Escrowed cash                                           11,825       12,551       12,510       10,483        9,326
Investments in securities                                2,239        2,301        4,379        3,927        3,890
Investments in joint ventures and
  unconsolidated subsidiaries                           14,326       14,535       14,671       21,083       20,891
                                                   -----------  -----------  -----------  -----------  -----------
       Total assets                                $ 2,145,655  $ 2,135,664  $ 2,141,487  $ 2,122,289  $ 2,093,182
                                                   ===========  ===========  ===========  ===========  ===========
Liabilities and Shareholders' Equity
------------------------------------
Liabilities:
   Mortgages and notes payable                     $ 1,009,596  $ 1,060,786  $ 1,056,449  $ 1,011,027  $   975,145
   Interest rate hedges                                 11,398       14,855       15,902       16,776       17,217
   Accounts payable and other liabilities               77,316       75,896       70,090       79,626       79,917
   Mandatorily redeemable preferred units               10,000            -            -            -            -
   Minority interest in real estate partnerships         1,645            -            -            -            -
   Other payables (affiliates)                               -            -            -        7,355        6,384
   Distributions payable                                28,483       27,043       27,008       26,947       26,936
                                                   -----------  -----------  -----------  -----------  -----------
       Total liabilities                             1,138,438    1,178,580    1,169,449    1,141,731    1,105,599
                                                   -----------  -----------  -----------  -----------  -----------
Minority interest in operating partnership             122,974      132,622      133,191      133,649      134,052
                                                   -----------  -----------  -----------  -----------  -----------
Minority interest in real estate partnerships                -        1,512        1,593        2,676        2,861
                                                   -----------  -----------  -----------  -----------  -----------
Commitments and contingencies
Shareholders' equity:
  Preferred shares $.01 par value, 20,000,000
    shares authorized, 3,773,585 shares issued
    and outstanding                                    100,000      100,000      100,000      100,000      100,000
  Common shares $.01 par value, 100,000,000
    shares authorized, 44,809,308 and 43,965,756
    (includes 3,158,898 and 4,984,401 in treasury)
    shares issued and outstanding at September 30,
    2003 and December 31, 2002, respectively               448          441          441          439          439
  Additional paid-in capital                           913,625      887,300      885,761      882,897      882,244
  Common shares in treasury, at cost, 3,158,898
    and 4,984,401 shares at September 30, 2003 and
    December 31, 2002, respectively                    (77,985)    (120,545)    (118,476)    (118,476)    (118,476)
  Unearned compensation                                 (2,569)      (2,963)      (3,475)      (1,479)      (1,981)
  Accumulated other comprehensive income               (10,606)     (13,879)     (15,122)     (15,768)     (16,293)
  Retained earnings/(distributions in excess
    of earnings)                                       (38,670)     (27,404)     (11,875)      (3,380)       4,737
                                                   -----------  -----------  -----------  -----------  -----------
       Total shareholders' equity                      884,243      822,950      837,254      844,233      850,670
                                                   -----------  -----------  -----------  -----------  -----------
       Total liabilities and shareholders' equity  $ 2,145,655  $ 2,135,664  $ 2,141,487  $ 2,122,289  $ 2,093,182
                                                   ===========  ===========  ===========  ===========  ===========


Supplemental Operating and                                     3rd Quarter 2003
Financial Data                  Prentiss Properties Trust                Page 4

                            Prentiss Properties Trust
                       Consolidated Statements of Income

                    (in thousands, except per share amounts)

                                                      Nine Months Ended                    Three Months Ended
                                                     --------------------  ------------------------------------------------------
                                                     9/30/2003  9/30/2002  9/30/2003  6/30/2003  3/31/2003  12/31/2002  9/30/2002
                                                     ---------  ---------  ---------  ---------  ---------  ----------  ---------
Revenues:

  Rental income                                       $252,265   $247,961    $85,154    $84,203    $82,908     $85,613    $83,923
  Service business and other income                     12,154      3,506      3,552      4,247      4,355         880        963
                                                      -------------------    ----------------------------------------------------
                                                       264,419    251,467     88,706     88,450     87,263      86,493     84,886
                                                      -------------------    ----------------------------------------------------
Expenses:
  Property operating and maintenance                    63,679     59,331     21,448     21,163     21,068      23,562     20,283
  Real estate taxes                                     27,882     30,116      8,254      9,733      9,895       8,304      9,244
  General and administrative and personnel cost          8,375      7,709      2,747      3,232      2,396       2,652      2,467
  Expenses of service business                           7,599          -      2,478      2,902      2,219           -          -
  Interest expense                                      52,283     50,149     17,503     17,712     17,068      16,932     17,233
  Amortization of deferred financing costs               1,723      1,314        678        536        509         518        500
  Depreciation and amortization                         56,658     49,437     19,561     18,508     18,589      18,016     16,953
                                                      -------------------    ----------------------------------------------------
                                                       218,199    198,056     72,669     73,786     71,744      69,984     66,680
                                                      -------------------    ----------------------------------------------------
Income from continuing operations before
 minority interests and equity in income of
 joint ventures and unconsolidated subsidiaries         46,220     53,411     16,037     14,664     15,519      16,509     18,206
Minority interests                                      (7,812)    (8,247)    (2,598)    (2,576)    (2,638)     (2,470)    (2,724)
Equity in income of joint ventures and
 unconsolidated subsidiaries                             1,933      2,192        595        712        626         962        308
                                                      -------------------    ----------------------------------------------------
Income from continuing operations                       40,341     47,356     14,034     12,800     13,507      15,001     15,790
Discontinued operations:
  Income from discontinued operations
   including impairment losses                             293      3,079        106       (717)       904         881     (1,075)
  Gain/(Loss) from disposition of discontinued
   operations                                           (4,457)     8,454         85     (4,542)         -         (24)     8,454
  Minority interest related to discontinued
   operations                                              153       (434)        (7)       193        (33)        (32)      (275)
                                                      -------------------    ----------------------------------------------------
                                                        (4,011)    11,099        184     (5,066)       871         825      7,104
Income before gain on sale of properties                36,330     58,455     14,218      7,734     14,378      15,826     22,894
Gain on sale of land                                     1,910          -          -        778      1,132           -          -
                                                      -------------------    ----------------------------------------------------
Net income                                              38,240     58,455     14,218      8,512     15,510      15,826     22,894
Preferred dividends                                     (6,339)    (6,245)    (2,113)    (2,113)    (2,113)     (2,113)    (2,113)
                                                      -------------------    ----------------------------------------------------
Net income applicable to common shareholders          $ 31,901   $ 52,210    $12,105    $ 6,399    $13,397     $13,713    $20,781
                                                      ===================    ====================================================
Net income per common share - basic                   $   0.81   $   1.37    $  0.30    $  0.16    $  0.34     $  0.35    $  0.53
                                                      ===================    ====================================================
Weighted average number of common shares
 outstanding - basic                                    39,397     38,224     40,231     38,996     38,949      38,911     38,909
                                                      ===================    ====================================================
Net income per common share - diluted                 $   0.81   $   1.36    $  0.30    $  0.16    $  0.34     $  0.35    $  0.53
                                                      ===================    ====================================================
Weighted average number of common shares
 and common share equivalents outstanding-diluted       39,588     38,506     40,484     39,204     39,060      39,038     39,089
                                                      ===================    ====================================================



Supplemental Operating and                                      3rd Quarter 2003
Financial Data                   Prentiss Properties Trust                Page 5

                    Financial Summary of Combined Company
              As of and for the Quarter Ended September 30, 2003

                         (dollars in thousands)

                                                                                  Real Estate
                                                                   Prentiss      Joint Venture
                                                               Properties Trust    Total (1)       Total
                                                               ----------------  -------------   -----------

 Results of Operations
 ---------------------
 Continuing Operations:
   Property revenues                                              $    85,154        $  3,261    $    88,415
   Service business and other income                                    3,552             -            3,552
                                                                  ------------       --------    -----------
                                                                       88,706           3,261         91,967

   Property operating expenses                                        (29,702)           (324)       (30,026)
   G&A and personnel cost                                              (2,747)            -           (2,747)
   Operating expenses of service business                              (2,718)            -           (2,718)
   Tax expense of service business                                        240             -              240
   Real estate depreciation and amortization                          (19,437)           (739)       (20,176)
   Other depreciation and amortization                                   (124)            -             (124)
   Interest expense                                                   (17,503)         (1,589)       (19,092)
   Amortization of deferred financing costs                              (678)            (14)          (692)
   Minority interest of real estate partnerships                            2              -               2
                                                                  -----------         --------   -----------
 Operating Income from Continuing Operations                      $    16,039         $    595   $    13,082

 Discontinued Operations:
   Revenues                                                       $       650         $    -     $       650
   Property operating expenses                                           (544)             -            (544)
   Depreciation and amortization                                           -               -             -
                                                                  -----------         --------   -----------
 Operating Income from Discontinued Operations                    $       106         $    -     $       106

 Net Operating Income                                             $    53,647         $  2,937   $    56,584
                                                                  ===========         ========   ===========
 Adjusted FFO Applicable to Common and Common Equivalents         $    33,423         $  1,334   $    34,757
                                                                  ===========         ========   ===========
 Property NOI (2)                                                 $    55,558         $  2,937   $    58,495
                                                                  ===========         ========   ===========
 Balance Sheet Information
 -------------------------
 Real estate book value before depreciation                       $ 2,057,140         $ 94,801   $ 2,151,941

 Real estate book value after depreciation                        $ 1,857,106         $ 65,258   $ 1,922,364

 Debt                                                             $ 1,009,596         $ 85,092   $ 1,094,688

 (1) - Further details of our real estate joint ventures are provided on page 7.

 (2) - Property NOI is calculated by deducting property operating expenses from both continuing and discontinued operations from property revenues from both continuing and discontinued operations.

 Supplemental Operating and                                     3rd Quarter 2003
 Financial Data            Prentiss Properties Trust                      Page 6

                Financial Summary of Unconsolidated Subsidiaries
               As of and for the Quarter Ended September 30, 2003
                             (dollars in thousands)

                                                  Prentiss Ownership %                                      100%
                                       ------------------------------------------        -------------------------------------------
                                                                    Real Estate                                        Real Estate
                                       Broadmoor      Tysons       Joint Ventures        Broadmoor        Tysons      Joint Ventures
                                        Austin     International        Total             Austin       International      Total
                                       --------    ------------    -------------          --------      -------------  -------------
                                          50%           25%
                                       --------    ------------    ------------
Results of Operations
---------------------
Rental income before straight-line     $  2,607         $   780        $  3,387          $  5,214          $  3,120        $  8,334
Straight-line adjustment                   (131)              4            (127)             (262)               16            (246)
Fee income and recoveries                     -               1               1                 -                 4               4
                                          -----           -----           -----           -------             -----         -------
     Revenues                             2,476             785           3,261             4,952             3,140           8,092

Property operating expenses                 (97)           (227)           (324)             (194)             (908)         (1,102)
Depreciation and amortization              (532)           (207)           (739)           (1,064)             (828)         (1,892)
Interest expense                         (1,299)           (290)         (1,589)           (2,598)           (1,160)         (3,758)
Amortization of deferred financing
 costs                                      (10)             (4)            (14)              (20)              (16)            (36)
Other income/expense                          -               -               -                 -                 -               -
                                          -----           -----           -----           -------             -----         -------
   Net income                         $     538         $    57        $    595          $  1,076          $    228        $  1,304
                                          =====           =====           =====           =======             =====         =======
Add:
   Depreciation                             532             207             739
                                        -------           -----         -------
Funds from operations                  $  1,070         $   264        $  1,334
                                        =======           =====         =======
Add:
   Interest expense                       1,299             290           1,589
   Amortization of deferred
    financing costs                          10               4              14
                                        -------           -----         -------
   NOI                                 $  2,379         $   558        $  2,937
                                        =======           =====         =======
Balance Sheet Information
-------------------------
Real estate book value                 $ 70,034         $24,767        $ 94,801          $140,068          $ 99,067        $239,135
Accumulated depreciation                (26,326)         (3,217)        (29,543)          (52,652)          (12,867)        (65,519)
                                       --------         -------        --------          --------          --------        --------
Real estate book value after
 depreciation                          $ 43,708         $21,550        $ 65,258          $ 87,416          $ 86,200        $173,616

Assets                                 $ 52,319         $23,923        $ 76,242          $104,638          $ 95,693        $200,331

Debt (1)                               $ 70,068         $15,024        $ 85,092          $140,136          $ 60,097        $200,233

Equity                                 $(18,113)        $ 8,518        $ (9,595)         $(36,225)         $ 34,070        $ (2,155)


(1) - All joint venture debt is non-recourse.

Supplemental Operating and                                      3rd Quarter 2003
Financial Data                   Prentiss Properties Trust                Page 7

                                Same Store Growth
                    (in thousands, except per share amounts)

                                        Three Months Ended September 30,
                                        --------------------------------

                                                    2003         2002
                                                    ----         ----
Revenues:
  Rental income                                    $77,068      $82,560

  Less:
    Straight-line rent adjustment                    1,482        2,090
    Termination fee income                             581        2,530
  Management and other fees, net                        40           33
                                                   -------      -------
                                                    75,045       77,973    -3.8%
                                                   -------      -------
Expenses:
  Property operating and maintenance                20,309       19,909     2.0%
  Real estate taxes                                  7,700        9,176   -16.1%
                                                   -------      -------
                                                    28,009       29,085    -3.7%
                                                   -------      -------

                                                   -------      -------
                                                    47,036       48,888    -3.8%
                                                   =======      =======

                                                   -------      -------
Occupancy                                            91.3%        92.9%
                                                   -------      -------

                                ------
Properties                         114
                                ------
Square Feet                     15,492
                                ------

Supplemental Operating and                                      3rd Quarter 2003
Financial Data             Prentiss Properties Trust                      Page 8

                    Portfolio Analysis: Operating Properties


                              Percentage of EBITDA                  Percentage Leased             Rentable Square Footage (000s) of
                           by Location and Building Type        by Location and Building Type    Properties by Location and Building
                          For the Quarter Ended 9/30/03 (1)       at September 30, 2003 (1)           Type at September 30, 2003 (1)
                          ---------------------------------     -----------------------------    -----------------------------------
                                                                                                                      % of
                          Office   Industrial   Total    Office   Industrial   Total   Office   Industrial   Total   Total
                          ------   ----------   -----    ------   ----------   -----   ------   ----------   -----   -----
Core Markets
------------

Metropolitan
Washington, D.C.            27.5%                27.5%     89.0%                89.0%   4,100                4,100    23.6%

Dallas / Fort Worth         17.8%                17.8%     91.5%                91.5%   3,421                3,421    19.7%

Chicago                     14.0%         1.0%   15.0%     80.2%        96.3%   83.9%   2,321          682   3,003    17.3%

Austin                      12.9%                12.9%     97.5%                97.5%   1,673                1,673     9.6%

San Francisco Bay Area       8.6%                 8.6%     97.2%                97.2%   1,007                1,007     5.8%

San Diego                    5.2%         1.8%    7.0%     98.5%        99.4%   98.8%     590          359     949     5.5%

Sacramento                   2.4%                 2.4%     93.5%                93.5%     566                  566     3.3%

Other Markets
-------------

Los Angeles                  0.0%         3.3%    3.3%                 100.0%  100.0%                1,253   1,253     7.2%

Denver                       2.7%                 2.7%     89.3%                89.3%     718                  718     4.1%

Houston                      1.8%                 1.8%     76.8%                76.8%     466                  466     2.7%

Detroit                      1.1%                 1.1%     80.2%                80.2%     242                  242     1.4%
                          ---------------------------    ---------------------------   ------------------------------------
                            93.9%         6.1%  100.0%     89.8%        98.8%   90.9%  15,104        2,294  17,398   100.0%
                          ===========================    ===========================   ====================================
                                                                 Percentage of Total     86.8%        13.2%  100.0%
                                                                                       ====================================

(1) - Analysis relates to operating properties owned at the end of the period only.
(2) - Jointly owned properties are included at Prentiss Properties Trust's ownership share.

Supplemental Operating and                                      3rd Quarter 2003
Financial Data                 Prentiss Properties Trust                  Page 9

                               Significant Tenants
                               September 30, 2003

                                                         Percentage
                                             Annualized  of Company    Square    Percentage
                                            Base Rental  Annualized     Feet     of Company
                                 Number of    Revenue    Base Rental    Lease      Leased      Month of Lease Expiration (Sq. Ft.
Tenants                          Properties   ($000)'s    Revenue      (000)'s      Sq. Ft.                 in 000's)
IBM                                  4         18,576        6%          973          6%       3/06 (169); 1/08 (24); 8/08 (150);
                                                                                               9/09 (163); 3/11 (387); 1/13 (80)
Kaiser Foundation Health Plan        1          7,995        3%          259          2%       5/04 (3); 2/11 (256)
Northrop Grumman Corporation         4          6,851        2%          267          2%       7/05 (51); 8/07 (61); 3/08 (117);
                                                                                               4/08 (38)
Computer Associates                  2          6,041        2%          295          2%       10/03 (67); 12/10 (228)
General Services Administration-
 U.S. Govt                           6          5,684        2%          301          2%       1/04 (19); 3/05 (9); 5/05 (22);
                                                                                               1/06 (48);2/06 (19); 2/07 (36);
                                                                                               2/13 (36); 9/12 (9); 9/13 (103)
Verizon Communications               2          5,043        2%          273          2%       12/04 (101); 4/06 (172)
American Management Systems          1          4,908        2%          264          2%       2/11
Moore North America                  1          4,682        2%          257          2%       8/11
AT & T                               2          4,613        2%          205          1%       12/05 (38); 4/06 (1); 5/09 (166)
Aspen Systems Corporation            2          4,527        2%          211          1%       6/04 (2); 9/07 (208)
Americredit                          1          4,165        1%          238          2%       5/11
Vignette                             3          4,104        1%          205          1%       9/05 (58); 5/08 (38); 11/11 (109)
Burlington Resources                 1          3,897        1%          199          1%       6/13
World Savings & Loan                 1          3,819        1%          148          1%       12/07
Brandes Investments                  1          3,808        1%          123          1%       9/11
Exxon Mobil                          1          3,790        1%          205          1%       8/04
Sprint Communications                4          3,448        1%          200          1%       7/04 (171); 2/05 (18); 1/06 (11)
National Union Fire
 Insurance (AIG)                     1          3,281        1%          157          1%       2/09
CH2M Hill                            2          3,228        1%          118          1%       2/05 (55); 10/10 (63)
Hoechst Celanese Corporation         2          3,151        1%          185          1%       7/07
-------------------------------------------------------------------------------------------
          Total:                              105,611        35%       5,083         32%
-------------------------------------------------------------------------------------------
      Total Company                           300,358                 15,823
===========================================================================================


The above table sets forth a schedule of the Company's 20 largest tenants including subsidiaries for the Operating Properties as of September 30, 2003, based upon annualized base rents. Annualized base rental revenue is based on actual September 2003 billings times 12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first month's billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and                                      3rd Quarter 2003
Financial data                 Prentiss Properties Trust                 Page 10

                            Industry Diversification
                               September 30, 2003

                                                 Annualized      Percentage        Square    Percentage of
                                                 Base Rental     of Company         Feet     Total Company
                                                   Revenue     Annualized Base     Leased       Leased
Industry Classification                           ($000)'s      Rental Revenue    (000)'s       Sq. Ft.

Computer Systems Design                            53,151            18%           2,546          16%
Management/Scientific & Technical                  26,607             9%           1,209           8%
Insurance Carriers                                 19,547             7%             986           6%
Broadcasting/Telecommunication                     14,299             5%             696           4%
Legal Services                                     13,013             4%             583           4%
Other Professional - Scientific                    12,631             4%             606           4%
Ambulatory Health Care Services                    11,909             4%             453           3%
Architectural/Engineering                          11,447             4%             485           3%
Information Services/Data Processing               10,414             3%             519           3%
Securities, Commodity/Other                         9,909             3%             404           3%
Monetary Authority - Central Bank                   8,578             3%             328           2%
Commercial Banking                                  7,597             3%             430           3%
Real Estate                                         6,932             2%             334           2%
Computer/Electronic Product Manufacturing           6,847             2%             374           2%
Printing & Related Support                          6,136             2%             411           3%
Accounting/Tax Preparation/Payroll                  5,869             2%             226           1%
Warehousing/Storage Facilities                      5,420             2%           1,066           7%
Oil & Gas Extraction                                4,202             1%             261           2%
Specialized Design Services                         4,177             1%             216           1%
Food Manufacturing                                  4,058             1%             264           2%
Food Services/Drinking Places                       3,910             1%             185           1%
Petroleum & Coal Products                           3,790             1%             205           1%
Chemical Manufacturing                              3,213             1%             188           1%
Miscellaneous Manufacturing                         2,777             1%             442           3%
Accommodation                                       2,763             1%             106           1%
Executive/Legislative/Public Finance                2,633             1%             126           1%
Administration/Support Service                      2,516             1%             134           1%
Funds, Trusts & Other Financial                     2,415             1%             104           1%
Educational Services                                2,099             1%             103           1%
Rental/Leasing Services                             2,087             1%              90           1%
Housing/Urban Planning/Dev                          2,065             1%             112           1%

Other                                              27,347             9%           1,631          10%
-----------------------------------------------------------------------------------------------------
   Total:                                         300,358           100%          15,823         100%
   ------                                         -------           ----          ------         ----
=====================================================================================================

The above table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.

The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, and 1676 International Drive listed at their ownership percentage.

Annualized base rental revenue is based on actual September 2003 billings times
12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating                                          3rd Quarter 2003
and Financial data            Prentiss Properties Trust                  Page 11

                            Leasing Activity Summary
                    For the Quarter Ended September 30, 2003

                                                           %      KSF       KSF
                                          9/30/03     Leased   Leased  Expiring   Leasing Activity(KSF):
                                          -------         at       at    During   ----------------------
        Property                         KSF     %   6/30/03  6/30/03    Period   Renew   Expand    New  Acquire
        --------                         ---     -    ---------------    ------   -----   ------    ---  -------
Office Properties

Oakland Properties                     1,007    6%       97%      977       (4)       0        0      6        0
----------------------------------------------------------------------------------------------------------------

Sacramento Properties                    566    3%       93%      529      (30)      30        0      0        0
----------------------------------------------------------------------------------------------------------------

San Diego Properties                     590    3%       98%      581      (58)      31        4     23        0
----------------------------------------------------------------------------------------------------------------

Denver Properties                        718    4%       90%      646     (163)     129       27      2        0
----------------------------------------------------------------------------------------------------------------

Chicago Properties                     2,321   13%       82%    1,900      (88)       0        4     46        0
----------------------------------------------------------------------------------------------------------------

Detroit Properties                       242    1%       75%      181       (9)       8        1     13        0
----------------------------------------------------------------------------------------------------------------

Austin Properties                      1,673   10%       95%    1,582       (5)       5        5     45        0
----------------------------------------------------------------------------------------------------------------

Dallas Properties                      2,396   14%       89%    2,137     (124)     117       14     20        0
----------------------------------------------------------------------------------------------------------------

Fort Worth Properties                  1,025    6%       94%      962      (15)      14        2      2        0
----------------------------------------------------------------------------------------------------------------

Houston Properties                       466    3%       78%      362       (7)       1        0      2        0
----------------------------------------------------------------------------------------------------------------

Northern Virginia Properties           2,839   16%       92%    2,411     (159)      30       28     22      228
----------------------------------------------------------------------------------------------------------------

Suburban Maryland                      1,261    7%       88%    1,110      (29)       7        0      3        0
----------------------------------------------------------------------------------------------------------------

Subtotal - Office Properties          15,104   87%       90%   13,378     (691)     372       85    184      228
================================================================================================================

Industrial Properties

Los Angeles Properties                 1,253    7%      100%    1,253        0        0        0      0        0
----------------------------------------------------------------------------------------------------------------

San Diego Properties                     359    2%      100%      358      (14)      13        0      0        0
----------------------------------------------------------------------------------------------------------------

Chicago Properties                       682    4%       95%      645        0        0        0     12        0
----------------------------------------------------------------------------------------------------------------

Subtotal - Industrial Properties       2,294   13%       98%    2,256      (14)      13        0     12        0
================================================================================================================

Total Properties                      17,398  100%       91%   15,634     (705)     385       85    196      228
================================================================================================================
                                                             Cash             Straight-lined
                                         KSF        %     Net Rent/SF           Net Rent/SF          %
                                      Leased   Leased     -----------           -----------       Increase
                                          at       at  Expiring   Leasing   Expiring    Leasing      of SL
        Property                     9/30/03  9/30/03    Leases  Activity     Leases   Activity   Net Rent
        --------                     -------  -------    ------  --------     ------   --------   --------
Office Properties

Oakland Properties                       979     97%     $18.89    $13.78     $17.97     $15.53       -14%
----------------------------------------------------------------------------------------------------------

Sacramento Properties                    529     93%     $14.44    $14.27     $14.10     $14.67         4%
----------------------------------------------------------------------------------------------------------

San Diego Properties                     581     98%     $21.77    $19.43     $20.99     $21.07         0%
----------------------------------------------------------------------------------------------------------

Denver Properties                        641     89%     $11.54     $8.63     $11.38      $8.09       -29%
----------------------------------------------------------------------------------------------------------

Chicago Properties                     1,862     80%     $17.22    $14.92     $16.77     $15.56        -7%
----------------------------------------------------------------------------------------------------------

Detroit Properties                       194     80%     $17.98    $10.90     $17.18     $11.82       -31%
----------------------------------------------------------------------------------------------------------

Austin Properties                      1,632     98%     $20.26    $10.00     $21.48     $11.14       -48%
----------------------------------------------------------------------------------------------------------

Dallas Properties                      2,164     90%      $7.56     $7.16      $7.38      $7.15        -3%
----------------------------------------------------------------------------------------------------------

Fort Worth Properties                    965     94%      $6.44     $7.45      $7.36      $7.99         9%
----------------------------------------------------------------------------------------------------------

Houston Properties                       358     77%     $13.22     $7.62     $13.09     $10.52       -20%
----------------------------------------------------------------------------------------------------------

Northern Virginia Properties           2,560     90%     $19.91    $11.98     $18.85     $13.95       -26%
----------------------------------------------------------------------------------------------------------

Suburban Maryland                      1,091     87%     $18.02    $18.28     $16.63     $19.70        18%
----------------------------------------------------------------------------------------------------------

Subtotal - Office Properties          13,556     90%     $14.16    $10.79     $13.89     $11.31       -19%
==========================================================================================================

Industrial Properties

Los Angeles Properties                 1,253    100%      $0.00     $0.00      $0.00      $0.00
----------------------------------------------------------------------------------------------------------

San Diego Properties                     357     99%     $10.36    $10.08     $10.16     $10.08        -1%
----------------------------------------------------------------------------------------------------------

Chicago Properties                       657     96%      $5.18     $4.50      $4.96      $4.59        -7%
----------------------------------------------------------------------------------------------------------

Subtotal - Industrial Properties       2,267     99%      $7.87     $7.40      $7.66      $7.44        -3%
==========================================================================================================

Total Properties                      15,823     91%
==========================================================================================================

Notes: The Leasing Activity Summary reflects activity for all operating properties. Rates for "Expiring Leases" relate to the lease previously occupying the space. "Net Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust's ownership percentage.

Supplemental Operating and                                      3rd Quarter 2003
Financial Data              Prentiss Properties Trust                    Page 12

                    Year-To-Date Renewal Analysis
               For the Period Ended September 30, 2003

Percentage of Tenants Retained           Q1 2003         Q2 2003          Q3 2003           YTD 2003
on a Square Footage Basis          ---------------- ---------------- ----------------- ----------------
                                    Expiring Renewal Expiring Renewal Expiring  Renewal Expiring Renewal
                                       SF     Rate      SF     Rate      SF      Rate      SF     Rate
                                       --     ----      --     ----      --      ----      --     ----

Office                                  777     60%     573     62%      691      54%    2,041     58%

Industrial                               47    100%     111     69%       14      93%      172     80%
                                        -----------     -----------      ------------    -------------
Total                                   824     62%     684     63%      705      55%    2,213     60%
                                        ===========     ===========      ============    =============



Percentage of Tenants Retained           Q1 2003         Q2 2003          Q3 2003           YTD 2003
on a Number of Leases Basis        ---------------- ---------------- ----------------- ----------------
                                    Expiring Renewal Expiring Renewal Expiring  Renewal Expiring Renewal
                                     Leases   Rate    Leases   Rate    Leases    Rate    Leases   Rate
                                     ------   ----    ------   ----    ------    ----    ------   ----

Office                                   67     61%      63     71%       60      65%      190     66%

Industrial                                2    100%       6     83%        2      50%       10     80%
                                         ----------      ----------        ----------      -----------
Total                                    69     62%      69     72%       62      65%      200     67%
                                         ==========      ==========       ===========      ===========

Notes : The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring space or an existing tenant expanding into the expiring space.

Supplemental Operating and                                     3rd Quarter 2003
Financial Data               Prentiss Properties Trust                  Page 13

                                Lease Expirations
                              From October 1, 2003

     Office Properties

                                        2003      2004     2005    2006    2007    2008     2009    2010     2011    2012 Thereafter
                                        ----      ----     ----    ----    ----    ----     ----    ----     ----    ---- ----------
Southwest     Square Feet Expiring
Office          (000's)                    63       504      613     634     594     533      680     239      996     131       773
              Square Feet as a % of NRA    1%        8%      10%     10%      9%      8%      11%      4%      16%      2%       12%
              Annualized Base Rent in
                Expiring Year (000's)  $1,136    $9,035  $11,689 $12,982 $11,050  $9,579  $15,568  $4,018  $20,830  $2,886   $13,420
              Annualized Base Rent PSF
                in Expiring Year       $18.03    $17.93   $19.07  $20.33  $18.60  $17.97   $22.89  $16.81   $20.91  $22.03    $17.36
              Number of Leases Expiring    22        45       53      47      46      43       21      13        9       4         9

Mid-Atlantic  Square Feet Expiring
Office         (000's)                     38       587      245     640     554     307      346     352      427      92        63
              Square Feet as a % of NRA    1%       14%       6%     16%     14%      7%       8%      9%      10%      2%        2%
              Annualized Base Rent in
               Expiring Year (000's)     $938   $12,216   $6,498 $16,595 $13,863  $8,285   $9,701  $9,135  $10,245  $3,013    $1,870
              Annualized Base Rent
               in Expiring Year        $24.68    $20.81   $26.52  $25.93  $25.02  $26.99   $28.04  $25.95   $23.99  $32.75    $29.68
              Number of Leases Expiring    10        29       26      38      29      16       12       9        6       3         3

Midwest       Square Feet Expiring
Office          (000's)                    98        242     160     235     131      98       80      79      375     178       380
              Square Feet as a % of NRA    4%         9%      6%      9%      5%      4%       3%      3%      15%      7%       15%
              Annualized Base Rent in
               Expiring Year (000's)   $1,926     $6,265  $3,516  $5,121  $3,337  $1,951   $1,884  $1,715   $9,219  $4,063    $8,754
              Annualized Base Rent PSF
               in Expiring Year        $19.65     $25.89  $21.98  $21.79  $25.47  $19.91   $23.55  $21.71   $24.58  $22.83    $23.04
              Number of Leases Expiring     9         25      23      24      22      16       10       5        7       9        18

Northern      Square Feet Expiring         57        138     187     120     258     157      134      99      311      47         0
California      (000's)
Office        Square Feet as a % of NRA    4%         9%     12%      8%     16%     10%       9%      6%      20%      3%        0%
              Annualized Base Rent in
                Expiring Year (000's)  $1,203     $3,423  $4,706  $3,373  $7,223  $4,540   $3,456  $3,302  $10,259  $1,364        $0
              Annualized Base Rent PSF
                in Expiring Year       $21.11     $24.80  $25.17  $28.11  $28.00  $28.92   $25.79  $33.35   $32.99  $29.02     $0.00
              Number of Leases Expiring    12         25      25      14      20      12        7       4        1       1         0

Southern      Square Feet Expiring
California      (000's)                    31         69      83      89      38      87       19      29      124       0        12
Office        Square Feet as a % of NRA    5%        12%     14%     15%      6%     15%       3%      5%      21%      0%        2%
              Annualized Base Rent in
                Expiring Year (000's)    $746     $1,856  $2,242  $2,449  $1,072  $2,569     $583  $1,091   $4,311      $0      $417
              Annualized Base Rent PSF
                in Expiring Year       $24.06     $26.90  $27.01  $27.52  $28.21  $29.53    $0.00  $37.62   $34.77   $0.00    $34.75
              Number of Leases Expiring    13         25      23      19       9       8        1       1        1       0         1

Total Office  Square Feet Expiring        287      1,540   1,288   1,718   1,575   1,182    1,259     798    2,233     448     1,228
Properties      (000's)
              Square Feet as a % of NRA    2%        10%      9%     11%     10%      8%       8%      5%      15%      3%        8%
              Annualized Base Rent in
                Expiring Year (000's)  $5,949    $32,795 $28,651 $40,430 $36,545 $26,924  $31,192 $19,261  $54,864 $11,326   $24,461
              Annualized Base Rent PSF
                in Expiring Year       $20.73     $21.30  $22.24  $23.53  $23.20  $22.78   $24.78  $24.14   $24.57  $25.28    $19.92
              Number of Leases Expiring    66        149     150     142     126      95       51      32       24      17        31

Note: "Base Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note: The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and                                      3rd Quarter 2003
Financial data                Prentiss Properties Trust                  Page 14

                                 Lease Expirations
                                 From October 1, 2003

      Industrial Properties

                                                     2003   2004   2005   2006   2007   2008   2009   2010   2011   2012  Thereafter
                                                     ----   ----   ----   ----   ----   ----   ----   ----   ----   ----  ----------

Midwest Industrial  Square Feet Expiring (000's)       13    136      0    201     40    267      0      0      0      0           0
                    Square Feet as a % of NRA          2%    20%     0%    29%     6%    39%     0%     0%     0%     0%          0%
                    Annualized Base Rent in
                      Expiring Year (000's)           $48   $534     $0   $703   $248   $988     $0     $0     $0     $0          $0
                    Annualized Base Rent PSF
                      in Expiring Year              $3.69  $3.93  $0.00  $3.50  $6.20  $3.70  $0.00  $0.00  $0.00  $0.00       $0.00
                    Number of Leases Expiring           1      2      0      2      2      1      0      0      0      0           0

Southern            Square Feet Expiring (000's)       18    395    381    100    429    184    103      0      0      0           0
 California         Square Feet as a % of NRA          1%    25%    24%     6%    27%    11%     6%     0%     0%     0%          0%
 Industrial         Annualized Base Rent in
                      Expiring Year (000's)          $230 $2,459 $3,135 $1,273 $2,962 $1,403   $804     $0     $0     $0          $0
                    Annualized Base Rent PSF
                      in Expiring Year             $12.78  $6.23  $8.23 $12.73  $6.90  $7.63  $7.81  $0.00  $0.00  $0.00       $0.00
                    Number of Leases Expiring           4     19     13      5      3      4      3      0      0      0           0

Total Industrial    Square Feet Expiring (000's)       31    531    381    301    469    451    103      0      0      0           0
 Properties         Square Feet as a % of NRA          1%    23%    17%    13%    20%    20%     4%     0%     0%     0%          0%
                    Annualized Base Rent in
                       Expiring Year (000's)         $278 $2,993 $3,135 $1,976 $3,210 $2,391   $804     $0     $0     $0          $0
                    Annualized Base Rent PSF
                       in Expiring Year             $8.97  $5.64  $8.23  $6.56  $6.84  $5.30  $7.81  $0.00  $0.00  $0.00       $0.00
                    Number of Leases Expiring           5     21     13      7      5      5      3      0      0      0           0

Note: "Base Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note: The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and                                      3rd Quarter 2003
Financial data                Prentiss Properties Trust                  Page 15

                  Lease Expirations for the Next Four Quarters
                              From October 1, 2003

   Office Properties
                                                                          Qtr 4        Qtr 1      Qtr 2      Qtr 3
                                                                           2003         2004       2004       2004      Total
                                                                           ----         ----       ----       ----      -----
Southwest Office        Square Feet Expiring (000's)                          63           51         63        292         469
                        Square Feet as a % of NRA                             1%           1%         1%         5%          7%
                        Annualized Base Rent in Expiring Year (000's)     $1,136       $1,013     $1,315     $4,725      $8,189
                        Annualized Base Rent PSF in Expiring Year         $18.03       $19.86     $20.87     $16.18      $17.46
                        Number of Leases Expiring                             22            7         11         14          54

Mid-Atlantic Office     Square Feet Expiring (000's)                          38           14         66        243         361
                        Square Feet as a % of NRA                             1%           0%         2%         6%          9%
                        Annualized Base Rent in Expiring Year (000's)       $938         $394     $1,233     $4,592      $7,157
                        Annualized Base Rent PSF in Expiring Year         $24.68       $28.14     $18.68     $18.90      $19.83
                        Number of Leases Expiring                             10            3          5          8          26

Midwest Office          Square Feet Expiring (000's)                          98           24        111         52         285
                        Square Feet as a % of NRA                             4%           1%         4%         2%         11%
                        Annualized Base Rent in Expiring Year (000's)     $1,926         $477     $3,047     $1,420      $6,870
                        Annualized Base Rent PSF in Expiring Year         $19.65       $19.88     $27.45     $27.31      $24.11
                        Number of Leases Expiring                              9            6          6          8          29

Northern California
 Office                 Square Feet Expiring (000's)                          57           11         45         40         153
                        Square Feet as a % of NRA                             4%           1%         3%         3%         10%
                        Annualized Base Rent in Expiring Year (000's)     $1,203         $263       $997       $900      $3,363
                        Annualized Base Rent PSF in Expiring Year         $21.11       $23.91     $22.16     $22.50      $21.98
                        Number of Leases Expiring                             12            2          8          4          26

Southern California
 Office                 Square Feet Expiring (000's)                          31            9         13         24          77
                        Square Feet as a % of NRA                             5%           2%         2%         4%         13%
                        Annualized Base Rent in Expiring Year (000's)       $746         $290       $332       $681      $2,049
                        Annualized Base Rent PSF in Expiring Year         $24.06       $32.22     $25.54     $28.38      $26.61
                        Number of Leases Expiring                             13            4          6          6          29

Total Office
 Properties             Square Feet Expiring (000's)                         287          109        298        651       1,345
                        Square Feet as a % of NRA                             2%           1%         2%         4%          9%
                        Annualized Base Rent in Expiring Year (000's)     $5,949       $2,437     $6,924    $12,318     $27,628
                        Annualized Base Rent PSF in Expiring Year         $20.73       $22.36     $23.23     $18.92      $20.54
                        Number of Leases Expiring                             66           22         36         40         164


Note: "Base Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note: The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and                                      3rd Quarter 2003
Financial data                  Prentiss Properties Trust                Page 16

                  Lease Expirations for the Next Four Quarters
                              From October 1, 2003

        Industrial Properties


                                                                                   Qtr 4      Qtr 1     Qtr 2     Qtr 3
                                                                                    2003       2003      2003      2003     Total
                                                                                    ----       ----      ----      ----     -----

Midwest Industrial                 Square Feet Expiring (000's)                       13         26         0         0        39
                                   Square Feet as a % of NRA                          2%         4%        0%        0%        6%
                                   Annualized Base Rent in Expiring Year (000's)     $48       $149        $0        $0      $197
                                   Annualized Base Rent PSF in Expiring Year       $3.69      $5.73     $0.00     $1.00     $5.05
                                   Number of Leases Expiring                           1          1         0         0         2

Southern California Industrial     Square Feet Expiring (000's)                       18          6        59       281       364
                                   Square Feet as a % of NRA                          1%         0%        4%       17%       23%
                                   Annualized Base Rent in Expiring Year (000's)    $230        $65      $363    $1,714    $2,372
                                   Annualized Base Rent PSF in Expiring Year      $12.78     $10.83     $6.15     $6.10     $6.52
                                   Number of Leases Expiring                           4          3         5         8        20

Total Industrial Properties        Square Feet Expiring (000's)                       31         32        59       281       403
                                   Square Feet as a % of NRA                          1%         1%        3%       12%       18%
                                   Annualized Base Rent in Expiring Year (000's)     278        214       363     1,714    $2,569
                                   Annualized Base Rent PSF in Expiring Year       $8.97      $6.69     $6.15     $6.10     $6.37
                                   Number of Leases Expiring                           5          4         5         8        22


Note: "Base Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note: The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and                                     3rd Quarter 2003
Financial data                Prentiss Properties Trust                 Page 17

                            Development, Leasing and
                          Capital Expenditures Summary


                                                                       (000s)
                                                            For the Three Months Ended
                                                 ----------------------------------------------------------
                                                 9/30/2003   6/30/2003   3/31/2003   12/31/2002   9/30/2002
                                                 ---------   ---------   ---------   ----------   ---------

Development (1)                                     $  103      $  386      $1,299      $ 4,321     $ 2,698
Re-development (2)                                     592       1,427       1,262        1,833       3,272
                                                    ------      -------------------------------------------
   Subtotal Developments                               695       1,813       2,561        6,154       5,970
                                                    ------      -------------------------------------------

Incremental Leasing Costs (3)                          497         285           -          135         590
Incremental Capital Expenditures (4)                    52         266         148        1,018         431
                                                    ------      -------------------------------------------
   Subtotal Incremental                                549         551         148        1,153       1,021
                                                    ------      -------------------------------------------

Non-incremental Leasing Costs (5) (6)                8,275       6,391       3,160        6,065       5,263
Non-incremental Capital Expenditures (5)               396       1,028         991        1,811       1,378
                                                    ------      -------------------------------------------
   Subtotal Non-Incremental                          8,671       7,419       4,151        7,876       6,641
                                                    ------      -------------------------------------------
Total Capital Expenditures                          $9,915      $9,783      $6,860      $15,183     $13,632
                                                    ======      ===========================================

(1) Development includes all new construction costs related to base building and all costs associated with leasing these new properties.
(2) Redevelopment costs are related to 123 North Wacker and Park West at Dulles. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker and Park West at Dulles are the only redevelopments we have done.
(3) Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition or any spaces within our operating portfolio that have been vacant for more than 12 consecutive months.
(4) Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition.
(5) Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.
(6) Non-incremental includes $1.4 million related to a lease signed 4.5 years prior for which the tenant just used their tenant improvement allowance.


Supplemental Operating and                                     3rd Quarter 2003
Financial Data                Prentiss Properties Trust                 Page 18

                           Capital Expenditures Detail
                    For the Quarter Ended September 30, 2003
                                     (000s)

Non-Incremental

             Common     Landscaping           Base
               Area   & Parking Lot   Building (1)   Roofing   Other (1)   Total
               ----   -------------   ------------   -------   ---------   -----

Office        $234             $58           ($77)     $216       ($110)   $321

Industrial       -              11             25         -          39      75

--------------------------------------------------------------------------------
Total         $234             $69           ($52)     $216        ($71)   $396
================================================================================


Incremental


             Common     Landscaping           Base
               Area   & Parking Lot        Building   Roofing      Other   Total
               ----   -------------        --------   -------      -----   -----

Office          $0             $14            $37        $0          $1     $52
Industrial       -               -              -         -           -       -

--------------------------------------------------------------------------------
Total           $0             $14            $37        $0          $1     $52
================================================================================


(1) Negative amounts result from the reclassification of previously capitalized expenditures to prepaid recoverable operating costs or to leasing costs.

Supplemental Operating and                                      3rd Quarter 2003
Financial Data                Prentiss Properties Trust                  Page 19

                 Year-To-Date Non-Incremental Leasing Cost Analysis
                      For the Period Ended September 30, 2003



Office             Q1 2003                   Q2 2003                   Q3 2003                  Total 2003
------      ---------------------    ----------------------     ---------------------     -----------------------
               Leasing Cost/Sq Ft        Leasing Cost/Sq Ft        Leasing Cost/Sq Ft          Leasing Cost/Sq Ft
               ------------------        ------------------        ------------------          ------------------
            KSF for Term per Year    KSF for Term  per Year     KSF for Term per Year     KSF  for Term  per Year
            --- -------- --------    --- --------  --------     --- -------- --------     ---  --------  --------
Renewals    445   $ 6.63   $ 1.11    277   $10.14    $ 1.86     372   $23.33   $ 2.97     1,094  $13.20    $ 1.93

Expansions   23   $13.77   $ 2.28    163   $19.40    $ 3.86      81   $20.54   $ 2.85       267  $19.26    $ 3.42

New Leases   54   $15.86   $ 3.41    145   $16.52    $ 3.15     121   $27.05   $ 3.59       320  $20.39    $ 3.36
            ---------------------    ----------------------     ---------------------     -----------------------
            522   $ 7.90   $ 1.35    585   $14.30    $ 2.71     574   $23.72   $ 3.08     1,681  $15.53    $ 2.44
            =====================    ======================     =====================     =======================




Industrial         Q1 2003                  Q2 2003                    Q3 2003                  Total 2003
----------  ----------------------   ----------------------     ---------------------    ------------------------
                Leasing Cost/Sq Ft       Leasing Cost/Sq Ft         Leasing Cost/Sq Ft         Leasing Cost/Sq Ft
                ------------------       ------------------         ------------------         ------------------
            KSF for Term  per Year   KSF for Term  per Year     KSF for Term  per Year   KSF  for Term   per Year
            --- --------  --------   --- --------  --------     --- --------  --------   ---  --------   --------

Renewals     47   $ 0.98    $ 0.20    75   $ 0.14    $ 0.14      13   $ 0.99    $ 0.99   135    $ 0.51     $ 0.24

Expansions   -    $ 0.00    $ 0.00    15   $ 0.12    $ 0.10      -    $ 0.00    $ 0.00    15    $ 0.12     $ 0.10

New Leases   -    $ 0.00    $ 0.00    33   $ 2.11    $ 0.55      12   $ 1.40    $ 0.47    45    $ 1.92     $ 0.53
             ---------------------   ----------------------      ---------------------   ------------------------
             47   $ 0.98    $ 0.20   123   $ 0.67    $ 0.25      25   $ 1.19    $ 0.74   195    $ 0.81     $ 0.30
             =====================   ======================      =====================   ========================








Supplemental Operating and                                     3rd Quarter 2003
Financial Data               Prentiss Properties Trust                  Page 20

                      Non-Incremental Leasing Cost Analysis
                    For the Quarter Ended September 30, 2003


                                                                 Weighted Average
                                                                 TI's/Commissions
                                                   Average    -----------------------
                     Number of                        Term    Per Sq Ft    Per Sq Ft    Straight-Lined
                        Leases     Square Feet    In Years     For Term     Per Year          Net Rent
                        ------     -----------    --------     --------     --------          --------
Office
------

Renewals                    38         372,000           8       $23.33        $2.97            $10.40

Expansions                  15          81,000           7       $20.54        $2.85            $10.33

New Leases                  20         121,000           8       $27.05        $3.59            $13.74

------------------------------------------------------------------------------------------------------
    Total                   73         574,000           8       $23.72        $3.08            $11.10
======================================================================================================

Industrial
----------

Renewals                     1          13,000           1        $0.99        $0.99            $10.08

Expansions                   0               0           0        $0.00        $0.00             $0.00

New Leases                   1          12,000           3        $1.40        $0.47             $4.59

------------------------------------------------------------------------------------------------------
    Total                    2          25,000           2        $1.19        $0.74             $7.44
======================================================================================================


Supplemental Operating and                                      3rd Quarter 2003
Financial Data                  Prentiss Properties Trust                Page 21

                  Non-Incremental Leasing Cost Analysis By City
                    For the Quarter Ended September 30, 2003

                                                     Renewals                                      Expansions
                                                     --------                                      ----------
                                                       Ave.       Wtd.                                  Ave.      Wtd.
                                                       Term       Ave.       S/L                        Term      Ave.     S/L
                          NRA      No. of                in     TI/Com       Net     No. of               in    TI/Com      Net
   Property               KSF      Leases     KSF      Year        /SF      Rent     Leases     KSF    Years       /SF     Rent
   --------               ---      ------     ---      ----        ---      ----     ------     ---    -----       ---     ----
Office Properties

Oakland Properties       1,007          0       0         0      $0.00     $0.00          0       0        0     $0.00    $0.00
-------------------------------------------------------------------------------------------------------------------------------

Sacramento Properties      566          4      30         4      $5.68    $14.67          0       0        0     $0.00    $0.00
-------------------------------------------------------------------------------------------------------------------------------

San Diego Properties       590          9      31         4      $9.87    $20.71          2       4        2     $1.17   $15.90
-------------------------------------------------------------------------------------------------------------------------------

Denver Properties          718          3     129         9     $30.01     $8.29          3      27        9    $29.20    $7.23
-------------------------------------------------------------------------------------------------------------------------------

Chicago Properties       2,321          0       0         0      $0.00     $0.00          1       1        6    $12.26   $11.09
-------------------------------------------------------------------------------------------------------------------------------

Detroit Properties         242          3       8         6     $16.08    $15.43          1       1        6    $17.06   $14.91
-------------------------------------------------------------------------------------------------------------------------------

Austin Properties        1,673          2       5         3     $18.97    $15.20          1       4        7    $24.17   $12.86
-------------------------------------------------------------------------------------------------------------------------------

Dallas Properties        2,396          7     117        10     $31.87     $6.96          3      14       10    $32.33    $6.96
-------------------------------------------------------------------------------------------------------------------------------

Fort Worth Properties    1,025          3      14         7     $15.19     $7.81          1       2        6    $11.48   $10.81
-------------------------------------------------------------------------------------------------------------------------------

Houston Properties         466          1       1         1      $0.52    $16.99          0       0        0     $0.00    $0.00
-------------------------------------------------------------------------------------------------------------------------------

Northern Virginia
 Properties              2,839          4      30         5      $4.95    $13.99          3      28        5     $9.61   $13.61
-------------------------------------------------------------------------------------------------------------------------------

Suburban Maryland        1,261          2       7         5      $2.33    $22.60          0       0        0     $0.00    $0.00
-------------------------------------------------------------------------------------------------------------------------------

Subtotal - Office       15,104         38     372         8     $23.33    $10.40         15      81        7    $20.54   $10.33
 Properties
===============================================================================================================================

Industrial Properties

Los Angeles Properties   1,253          0       0         0      $0.00     $0.00          0       0        0     $0.00    $0.00
-------------------------------------------------------------------------------------------------------------------------------

San Diego Properties       359          1      13         1      $0.99    $10.08          0       0        0     $0.00    $0.00
-------------------------------------------------------------------------------------------------------------------------------

Chicago Properties         682          0       0         0      $0.00     $0.00          0       0        0     $0.00    $0.00
-------------------------------------------------------------------------------------------------------------------------------

Subtotal - Industrial
 Properties              2,294          1      13         1      $0.99    $10.08          0       0        0     $0.00    $0.00
===============================================================================================================================

Total Properties        17,398         39     385         8                              15      81        7
===============================================================================================================================



                                         New Leases
                                         ----------
                                          Ave.     Wtd.
                                          Term     Ave.       S/L
                       No. of               in   TI/Com       Net
   Property            Leases    KSF     Years      /SF      Rent
   --------            ------    ---     -----      ---      ----
Office Properties

Oakland Properties          2      6         4    $3.33    $15.53
-----------------------------------------------------------------

Sacramento Properties       0      0         0    $0.00     $0.00
-----------------------------------------------------------------

San Diego Properties        5     23         7   $24.42    $22.46
-----------------------------------------------------------------

Denver Properties           1      2         5   $14.75     $6.98
-----------------------------------------------------------------

Chicago Properties          3     32         9   $37.38    $13.67
-----------------------------------------------------------------

Detroit Properties          1     13         7   $29.22     $9.36
-----------------------------------------------------------------

Austin Properties           1      1         4   $26.72     $9.59
-----------------------------------------------------------------

Dallas Properties           1     20        10   $35.22     $8.43
-----------------------------------------------------------------

Fort Worth Properties       1      2         3    $0.91     $6.45
-----------------------------------------------------------------

Houston Properties          1      2         6    $5.21     $7.28
-----------------------------------------------------------------

Northern Virginia
 Properties                 3     17         6   $18.13    $13.86
-----------------------------------------------------------------

Suburban Maryland           1      3         5   $11.63    $12.93
-----------------------------------------------------------------

Subtotal - Office          20    121         8   $27.05    $13.74
 Properties
=================================================================

Industrial Properties

Los Angeles Properties      0      0         0    $0.00     $0.00
-----------------------------------------------------------------

San Diego Properties        0      0         0    $0.00     $0.00
-----------------------------------------------------------------

Chicago Properties          1     12         3    $1.40     $4.59
-----------------------------------------------------------------

Subtotal - Industrial
 Properties                 1     12         3    $1.40     $4.59
=================================================================

Total Properties           21    133         7
=================================================================


Note : Square footage shown at Prentiss' ownership percentage. Straight-lined
       Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base rent

Supplemental Operating and                                      3rd Quarter 2003
Financial Data                 Prentiss Properties Trust                 Page 22

                   Summary of Land Held for Future Development
                        Quarter Ended September 30, 2003
                           (in thousands, except acres)

                                                                 Buildable     Month of   Cost
Project                        Market                      Acre Square Feet  Acquisition  Basis/(1)/  Comments
-------                        ------                      ---- -----------  -----------  -----       --------

Land for Office Development

Park West Commerce Center    Dallas/Fort Worth            7.400      160        Jun-97   $ 1,449    Adjacent to IBM Call Center and
                                                                                                     Lakeview Center.
Park West C-1                Dallas/Fort Worth            4.700      350        Jun-97     1,851    Adjacent to Park West C-2.
Oakland B Site               San Francisco Bay Area       0.867      300        Mar-98     2,312    Adjacent to World Savings Center
                                                                                                     in Lake Merritt Financial
                                                                                                     District.
WestPoint II                 Dallas/Fort Worth            5.300      150        Apr-98     2,757    Adjacent to WestPoint I.
Natomas Corporate Center IV  Sacramento                  10.933      176        Apr-98     3,479    Within the Natomas Corporate
                                                                                                     Center office park.
800 Elgin Road               Chicago               see note (2)      N/A        Aug-98       670    Adjacent to the 1800 Sherman
                                                                                                     Avenue building.
Millennium Center            Dallas/Fort Worth            4.500       89        Sep-98        -     Adjacent to previously developed
                                                                                                     building. Cost carried by
                                                                                                     developed bldg.
Lakepoint Tower              San Francisco Bay Area       2.530      723        Aug-00    23,011    Adjacent to Lake Merritt Tower I
                                                                                                     and Ordway.
South Lake at Dulles Corner  Metro. Washington, DC        7.476      265        Dec-00    11,035    Adjacent to Park West at Dulles
                                                                                                     Corner.
The Park at Barton Creek     Austin                      20.630      211        Jun-01     4,516    Located in Southwest Austin
                                                                                                     nearby Barton Skyway.
Westlake at Dulles Corner II Metro. Washington, DC see note (3)      200        Jul-01     1,099    Adjacent to Park West at Dulles
                                                                                                     Corner.
Del Mar Lots 10 & 11         San Diego                    7.400      154        Jan-02    11,520    Nearby Executive Center Del Mar
 (see note 4)                                                                                        and Del Mar Gateway.
-----------------------------------------------------------------------------------------------------------------------------------
  Total Land Held for Future Development                 71.736    2,778                 $63,699
===================================================================================================================================

NOTES: In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago
(1) - The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.
(2) - The company sold/exchanged its interest in the land parcel for $1.0 million in cash and will receive structured parking stalls worth approximately $7.2 million. The cost basis above represents the basis in the parking stalls.
(3) - Not yet subdivided.
(4) - Land was purchased through a joint venture with a local partner of which the Company has a 70% interest. Acreage, square feet and cost basis above reflect 100%.

Supplemental Operating and                                     3rd Quarter 2003
Financial Data                Prentiss Properties Trust                 Page 23

                      Acquisition and Disposition Activity
                 Rolling Twelve Months Ended September 30, 2003
                                 (in thousands)


                                                       No. of                   Transaction
Acquisitions                  Market                   Buildings  Square Feet      Month        Price
------------                  ------                   ---------  -----------      -----        -----

12601 Fair Lakes Circle       Metro. Washington, DC            1          264     Nov-02      $ 55,000
Park West C3                  Dallas/Fort Worth                1          339     Feb-03        28,000
410 Warrenville               Chicago                          1           60     May-03         8,700
Corporate Lakes III           Chicago                          1          124     Jun-03        22,200
2291 Wood Oak Drive           Metro. Washington, DC            1          228     Aug-03        50,500
                                                       ---------  -----------                ---------
                                                               5        1,015                 $164,400
                                                       =========  ===========                =========

Dispositions
------------

The Academy Building          Los Angeles                      3          194     Oct-02      $ 22,200
11811 North Freeway           Houston                          1          156     Jun-03         4,500
Westheimer Central Plaza      Houston                          1          183     Jun-03        11,500
Cumberland Office Park        Atlanta                          9          644     Jul-03        40,100
                                                       ---------  -----------                   ------
                                                              14        1,177                 $ 78,300
                                                       =========  ===========                =========



Supplemental Operating and                                      3rd Quarter 2003
Financial Data                  Prentiss Properties Trust                Page 24

                              2291 Wood Oak Drive
                               Herndon, Virginia

                          [PROPERTY DESCRIPTION PHOTO]

Property Description
--------------------------------------------------------------------------------
2291 Wood Oak Drive is a six-story, 227,574 RSF office building located in Woodland Park, a 4.3 million sf master planned office park in Herndon, Virginia. The building was constructed in 1999 as a build-to-suit for Computer Associates. The building is located within one mile of three other Prentiss owned properties containing 433,000 RSF. The building is constructed of precast concrete with ribbon windows and a curtain wall system on a concrete structure. The lobby is finished with elegant, high quality materials that include terrazzo stone floors and elevators trimmed in stainless steel and includes a full building atrium that brings natural light to each floor.

Approximately one-mile from the Dulles Airport, the property enjoys easy access to the Dulles Toll Road.

                             [PROPERTY LOCATION MAP]

Property Facts
--------------------------------------------------------------------------------
Location                                                     2291 Wood Oak Drive
Metropolitan Area                                                    Herndon, VA
Property Type                                                             Office
Net Rentable SF                                                          227,574
Percentage Leased                                                           100%
Year Developed                                                              1999
Acquisition Date                                                     August 2003
Acres of Land                                                               6.15
Number of Buildings                                                            1
Number of Floors                                                               6

Leasing
--------------------------------------------------------------------------------
Tenant                              SF     % of Building
------                              --     -------------
Computer Associates              227,574        100%



Supplemental Operating and                                      3rd Quarter 2003
Financial Data                  Prentiss Properties Trust                Page 25

                    Summary of Properties Owned and Managed
                               September 30, 2003

                                               Rentable Square
                                                Footage (000s)
                                           ------------------------
Core Markets                               Owned    Managed   Total
------------                               -----    -------   -----

Metropolitan Washington, D.C.              4,100      6,277  10,377
Dallas/Fort Worth                          3,421      2,161   5,582
Chicago                                    3,003        137   3,140
Austin                                     1,673        556   2,229
San Francisco Bay Area                     1,007        328   1,335
San Diego                                    949          -     949
Sacramento                                   566      1,140   1,706
-------------------------------------------------------------------
Subtotal - Core Markets                   14,719     10,599  25,318

Other Markets
-------------

Los Angeles                                1,253        202   1,455
Houston                                      466        197     663
Denver                                       718        188     906
Suburban Detroit                             242          -     242
-------------------------------------------------------------------
Subtotal - Other Markets                   2,679        587   3,266

-------------------------------------------------------------------
Total - All Markets                       17,398     11,186  28,584
===================================================================

Supplemental Operating and                                      3rd Quarter 2003
Financial Data                Prentiss Properties Trust                  Page 26

                             Selected Property Data
                            As of September 30, 2003

                                                   # of    Rentable                   Rent Per     # of
Operating Properties               Submarket       Bldgs   SF (000's)     % Leased       SF (2)   Leases
--------------------               ---------       -----   ----------     --------       ------   ------

Office Properties in Core
-------------------------
Markets
-------
1676 International Drive (1)       Tysons Corner      1            75         100%     $  29.70        5
2411 Dulles Corner Road            Herndon            1           177          97%     $  27.49        5
13825 Sunrise Valley Drive         Herndon            1           104         100%     $  29.85        3
3130 Fairview Park Drive           Merrifield         1           183         100%     $  32.13        4
3141 Fairview Park Drive           Merrifield         1           192          95%     $  28.58       27
4401 Fair Lakes Court              Fairfax            1            59          73%     $  30.37        3
6600 Rockledge Drive               Bethesda           1           156         100%     $  28.13        3
7101 Wisconsin Avenue              Bethesda           1           237          72%     $  26.98       30
8260 Greensboro (1)                Tysons Corner      1            38          92%     $  27.11       21
8521 Leesburg Pike                 Tysons Corner      1           145          28%     $  28.13        6
12601 Fair Lakes Circle            Fairfax            1           264         100%     $  26.58        1
Calverton Office Park              Beltsville         3           307          79%     $  21.39       14
Campus Point                       Reston             1           172         100%     $  19.47        1
Fairmont Building                  Bethesda           1           122          95%     $  27.16        8
Greenwood Center                   Fairfax            1           150          95%     $  24.31        9
Oakwood Center                     Fairfax            1           128          98%     $  23.70       14
Park West at Dulles                Herndon            1           152         100%     $  27.31        2
Plaza 1900                         Tysons Corner      1           203         100%     $  23.90        2
Research Office Center             North Rockville    3           439          93%     $  25.03       12
Computer Associates                Herndon            1           228         100%     $  24.17        1
Willow Oaks I-III                  Merrifield         3           569          77%     $  21.17       10
                                                   ----    ----------    ---------     --------   ------
  Metro. Washington, D.C.                            27         4,100          89%     $  25.30      181
                                                   ----    ----------    ---------     --------   ------
Bachman East & West                Preston Center     2           196          90%     $  19.52       18
Burnett Plaza                      Ft. Worth CBD      1         1,025          94%     $  22.20       40


Cottonwood Office Center           Las Colinas        3           164          90%     $  18.64        6

IBM Call Center                    Las Colinas        1           150         100%     $  17.58        1
Lakeview Center                    Las Colinas        1           101         100%     $  15.06        5
Millennium Center                  Richardson/Plano   1            99         100%     $  17.48        1
Park West C2                       Las Colinas        1           349          99%     $  27.03       16
Park West C3                       Las Colinas        1           339          72%     $  21.08       18
Park West E1                       Las Colinas        1           183         100%     $  20.31        1
Park West E2                       Las Colinas        1           201          91%     $  18.37        8
Walnut Glen Tower                  Central Expressway 1           464          90%     $  21.18       39
WestPoint Office Property          Las Colinas        1           150          78%     $  23.41        3
                                                   ----    ----------    ---------     --------   ------
  Dallas/Fort Worth                                  15         3,421          91%     $  21.30      156
                                                   ----    ----------    ---------     --------   ------
123 North Wacker                   West Loop
                                    (Chicago CBD)     1           540          85%     $  30.57       41
1717 Deerfield Road                North Suburbs      1           138          79%     $  21.14        2
1800 Sherman Avenue                North Suburbs      1           136          81%     $  29.33       17
701 Warrenville Road               East-West Tollway  1            67         100%     $  26.26        9
Bannockburn Centre                 North Suburbs      1           257         100%     $  21.03        1
Corporetum Office Campus           East-West Tollway  5           324          56%     $  26.27       18
O'Hare Plaza II                    O'Hare             1           236          77%     $  29.65       20
One O'Hare Centre                  O'Hare             1           380          67%     $  30.44       28
410 Warrenville                    East-West Tollway  1            60         100%     $  13.48        1
Corporate Lakes III                East-West Tollway  1           124         100%     $  25.33        3
Salton                             North Suburbs      1            59         100%     $  28.19        1
                                                   ----    ----------    ---------     --------   ------
  Chicago                                            15         2,321          80%     $  27.26      141
                                                   ----    ----------    ---------     --------   ------





Operating Properties               Major Tenants (3):
--------------------               ------------------

Office Properties in Core
-------------------------
Markets
-------
1676 International Drive (1)       KPMG (59); Shaw Pittman Potts (6)
2411 Dulles Corner Road            Grumman (130); Lockheed Martin(21)
13825 Sunrise Valley Drive         Northrup Grumman (64); Federal Network (21)
3130 Fairview Park Drive           Lewin Quintiles (103); Microstrategy (78)
3141 Fairview Park Drive           World Travel Partners (22); Hewlett Packard (18)
4401 Fair Lakes Court              CC Pace Resources (35); Leonard Wolf (5)
6600 Rockledge Drive               Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue              BDO Seidman (34); Dames & Moore (36)
8260 Greensboro (1)                NCI Info Systems (14); DDL Omni Engineering (6)
8521 Leesburg Pike                 Digital Focus (15); Witness Tree (10)
12601 Fair Lakes Circle            AMS (264)
Calverton Office Park              Verizon (101); FBI (48)
Campus Point                       Verizon (172)
Fairmont Building                  Chevy Chase Bank (61); Gallager (21)
Greenwood Center                   Mantech Int'l (53); Logicon (32)
Oakwood Center                     Logicon (41); Oracle (38)
Park West at Dulles                Deltek Systems, Inc. (81); Perot Systems Corp (71)
Plaza 1900                         GRC Int'l (166); Nat'l Captioning Institute (36)
Research Office Center             Aspen (208); BCE (85); Marriott (65)
Computer Associates                Computer Associates (228)
Willow Oaks I-III                  Mobil (205); SRA (106)

  Metro. Washington, D.C.

Bachman East & West                Prentiss Properties (48); First Worthing (37)
Burnett Plaza                      AmeriCredit (238); Burlington Resources (199);
                                   GSA/HUD (102); Practitioners Publishing (82);
                                   Voyager Indemnity (73); Cantey Hanger (59)
Cottonwood Office Center           Liberty Mutual Life (108); Lexington Service
                                   Associates (26)
IBM Call Center                    IBM (150)
Lakeview Center                    Value Options (62); Aramark Services (13)
Millennium Center                  Metro-Optix (99)
Park West C2                       IBM (163); Seibel Systems (42)
Park West C3                       IBM (104); Summit Alliance (20)
Park West E1                       Celanese (183)
Park West E2                       Sprint (144); GetThere.com (13)
Walnut Glen Tower                  AIG (155); Metro PCS (32)
WestPoint Office Property          GenPass Technologies (79); MedSynergies (27)

  Dallas/Fort Worth

123 North Wacker
                                   Morton Int'l (78); Meckler Bulger (57)
1717 Deerfield Road                Dade Behring (107); Prentiss (2)
1800 Sherman Avenue                ZS Associates (49); Solucient (24)
701 Warrenville Road               T-Systems (42); Zenith Insurance (10)
Bannockburn Centre                 Moore North America (257)
Corporetum Office Campus           Computer Associates (67); Ipsco Enterprises (22)
O'Hare Plaza II                    T-6 Partners (45); Lincoln Financial (25)
One O'Hare Centre                  First Union (34); Sunguard (26)
410 Warrenville                    Ikon (60)
Corporate Lakes III                Unilever (119); GE Polymerland (5)
Salton                             Salton, Inc. (59)

  Chicago




Supplemental Operating and                                      3rd Quarter 2003
Financial Data                   Prentiss Properties Trust               Page 27

                             Selected Property Data
                            As of September 30, 2003


                                                                            Rent
                                                 # of  Rentable               Per # of
Operating Properties  Submarket                 Bldgs. SF (000's) % Leased SF (2) Leases Major Tenants (3):
--------------------  ---------                 ------ ---------- -------- ------ ------ -----------------

Lake Merritt Tower I  Lake Merritt (Oakland CBD)    1         204    100%  $32.28    10  Health Net (66); CH2MHill (62)
The Ordway            Lake Merritt (Oakland CBD)    1         531     99%  $32.23    53  Kaiser FHP (255); Hansen Permanente (51)
World Savings Center  Lake Merritt (Oakland CBD)    1         272     92%  $30.39    16  World Saving & Loan Assoc. (148);
                                                   --      ------    ----  ------   ---    Burnham/Brown (48)
   San Francisco Bay Area                           3       1,007     97%  $31.74    79
                                                   --      ------    ----  ------   ---
Carlsbad Pacific
  Center I -III       Carlsbad                      3         130     95%  $28.02    34  National University (19); HQ Global
                                                                                           Workplace (17)
Carlsbad Pacifica     Carlsbad                      1          49     98%  $25.82    11  Ocwen Financial (11); PaineWebber (10)
Del Mar Gateway       Del Mar                       1         164    100%  $32.44     5  Brandes (123); US Bank (29)
Executive Center
  Del Mar             Del Mar                       2         113    100%  $29.84    16  LF Global (19); Oracle Corp. (16)
Plaza I & II          Carlsbad                      2          89    100%  $25.45    21  Camp, Dresser & McKee (22); Mobile
                                                                                           Systems (13)
The Campus            Carlsbad                      1          45     98%  $23.73    14  Physical Rehab (11); XCU Capital (6)
                                                   --      ------    ----  ------   ---
   San Diego                                       10         590     99%  $28.70   101
                                                   --      ------    ----  ------   ---
Barton Skyway I       Southwest Austin              1         195     98%  $28.89    11  Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II      Southwest Austin              1         196    100%  $29.52     3  Billing Concepts/Aptis (76); Landmark
                                                                                           Graphics (62); Vignette (58)
Barton Skyway III     Southwest Austin              1         173    100%  $31.23     9  Gray Cary (60); Humana (38)
Barton Skyway IV      Southwest Austin              1         223    100%  $31.26     6  Vignette (110); Oneok, Inc.(54)
Broadmoor Austin (1)  Northwest Austin              7         556    100%  $19.13     2  IBM (556)
Cielo Center          Southwest Austin              3         271     86%  $23.28    36  Partner's Holdings (39); Arm Inc. (29)
Spyglass Point        Southwest Austin              1          59    100%  $28.98     6  Davis & Wilkerson (30); Keller Williams(12)
                                                   --      ------    ----  ------   ---
   Austin                                          15       1,673     97%  $25.37    73
                                                   --      ------    ----  ------   ---
Natomas Corporate
  Center              South Natomas                 6         566     93%  $21.86    42  Earthlink (95); CH2MHill (55)
                                                   --      ------    ----  ------   ---
   Sacramento                                       6         566     93%  $21.86    42
                                                   ==      ======    ====  ======    ==
Subtotal Office Properties in Core Markets         91      13,678     90%  $25.12   773
                                                   --      ------    ----  ------   ---

Office Properties in Other Markets
----------------------------------

One Westchase Center  West Loop / Galeria           1         466     77%  $21.48    47  Ranger Insurance Co. (40); Duke Energy
                                                   --      ------     ---  ------   ---    Trading Co. (65)
   Houston                                          1         466     77%  $21.48    47
                                                   --      ------     ---  ------   ---
Carrara Place         Southeast Denver              1         235     99%  $17.08     8  Thomson Healthcare (128); American
                                                                                           Medical Response (55)
Highland Court        Southeast Denver              1          99     76%  $18.58    10  Veco Engineering (28); TXU (21)
Orchard Place I & II  Southeast Denver              2         105     99%  $20.21     9  Security Title (49); GSA-DOD (19)
PacifiCare Building   Southeast Denver              1         200     78%  $19.69     3  PacfiCare (140); Investment Advisory (8)
Panorama Point        Southeast Denver              1          79     94%  $19.87     6  Western Stone (28); Stanley
                                                   --      ------     ---  ------   ---    Consultants (20)
   Denver                                           6         718     89%  $18.78    36
                                                   --      ------     ---  ------   ---
One Northwestern
  Plaza               Southfield                    1         242     80%  $27.75    27  Watson Wyatt (71); Novell (12)
                                                   --      ------     ---  ------   ---
   Suburban Detroit                                 1         242     80%  $27.75    27
                                                   ==      ======     ===  ======    ==
Subtotal Office Properties in Other Markets         8       1,426     84%  $21.18   110
                                                   --      ------     ---  ------   ---
Total Office Properties                            99      15,104     90%  $24.75   883
                                                   ------------------------------------



Supplemental Operating and                                     3rd Quarter 2003
Financial Data              Prentiss Properties Trust                  Page 28

                             Selected Property Data
                            As of September 30, 2003

                                       # of    Rentable            Rent Per    # of
Operating Properties    Submarket    Bldgs.  SF (000's)  % Leased    SF (2)  Leases  Major Tenants (3):
--------------------    ---------    ------  ----------  --------  --------  ------  ------------------

Industrial Properties
---------------------
    Chicago                               4        682      96%      $5.63      8    Reliable/Silverline (267); Office Depot (189)
    Los Angeles                          18      1,253     100%      $6.69     19    Nippon Express (499); Fujitsu-Ten (76)
    San Diego                             9        359      99%     $14.09     32    Digital on Demand (55); 24-Hour Fitness (50)
                                        ---     ------     ----     ------    ---

Subtotal Industrial
  Properties in Core Markets             31      2,294      99%      $7.53     59
                                        ---     ------     ----     ------    ---

                                        ---     ------     ----     ------    ---

Total Industrial Properties              31      2,294      99%      $7.53     59
                                        ===     ======     ====     ======    ===

Total Operating Properties              130     17,398      91%               942
                                        ===     ======     ====               ===


(1) - Represents our pro-rata square footage of joint venture assets or our pro-rata share of rents.
(2) - "Rent" includes annualized base rents, recoveries, and escalations divided by occupied square feet. Rent does not include an straight-line rent adjustment. If currently in free rent period, first cash rent is used.
(3) - Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.


Supplemental Operating and                                      3rd Quarter 2003
Financial Data                 Prentiss Properties Trust                 Page 29

                              Summary of Financing
                               September 30, 2003

                                           Number                                                  Current
                                          of Bldgs.      Balance                  Interest          Debt
Description                              Encumbered       (000s)     Maturity      Rate            Service
------------------------------------------------------------------------------------------------------------

Bachman West                                     1       $ 2,773     1-Dec-03            8.63%    Amortizing
One Westchase Center                             1        23,111     1-Feb-04            7.84%    Amortizing
Collateralized Term Loan (1)                     4        71,000    30-Sep-04   LIBOR + 1.500%    Amortizing
Walnut Glen Tower                                1        33,656     1-Apr-05            6.92%    Amortizing
Burnett Plaza                                    1        72,100     9-Jul-05   LIBOR + 2.150%    Interest Only
Highland Court                                   1         4,520     1-Apr-06            7.27%    Amortizing
Plaza I & II                                     2         7,097     1-Jan-07            7.75%    Amortizing
PPREFI Portfolio Loan (2)                       36       180,100    26-Feb-07            7.58%    Interest Only
Corporetum Office Campus                         5        24,760     1-Feb-09            7.02%    Amortizing
Natomas Corporate Center                         6        36,188     1-Feb-09            7.02%    Amortizing
7101 Wisconsin Avenue                            1        20,456     1-Apr-09            7.25%    Amortizing
Ordway                                           1        48,098     1-Apr-10            7.95%    Amortizing
1676 International (3)                           1        11,065    30-Aug-10            7.68%    Amortizing
8260 Greensboro (3)                              1         3,959    30-Aug-10            7.83%    Amortizing
World Savings Center                             1        28,569     1-Nov-10            7.91%    Amortizing
Park West C2                                     1        33,602    10-Nov-10            6.63%    Amortizing
One O'Hare Centre                                1        39,884    10-Jan-11            6.80%    Amortizing
3130 Fairview Park Drive                         1        22,334     1-Apr-11            7.00%    Amortizing
Broadmoor Austin                                 7        70,068    10-Apr-11            7.04%    Amortizing
Research Office Center                           3        44,089     1-Oct-11            7.64%    Amortizing
Bannockburn Centre                               1        26,204     1-Jun-12            8.05%    Amortizing
Del Mar Loan                                     3        44,004     1-Jun-13            7.41%    Amortizing
------------------------------------------------------------------------------------------------------------
Total Properties Encumbered                     80       847,639
Unsecured Financing
Line of Credit                                 N/A        58,000    23-May-05   LIBOR + 1.500%
Unsecured Term Loan - Commerz                  N/A        75,000    16-Mar-06   LIBOR + 1.500%
Unsecured Term Loan - EuroHypo                 N/A       100,000    22-May-08   LIBOR + 1.375%
Unsecured Term Loan - EuroHypo (II)            N/A        14,050    15-Jul-09            7.46%
                                                     -----------                --------------
Total Financing/Weighted Average Rate                $ 1,094,689                         6.74%(4)
                                                     ===========                ==============
Total Real Estate Buildings
============================================================================================================
Percent of Total Real Estate Book Value Encumbered
============================================================================================================

                                                      Notional                   Effective     Fair Value
Counterparty                                          Amount       Maturity      Fixed Rate      (000s)
------------------------------------------------------------------------------------------------------------
Societe Generale                                          50,000    30-Sep-04           7.753%       (2,566)
Bank of America                                           60,000    30-Sep-04           7.748%       (3,076)
Commerzbank                                               25,000    10-Jul-05           6.495%       (1,241)
SunTrust                                                  15,000    11-Jul-05           6.495%         (745)
Fleet National Bank                                       20,000     1-Mar-06           7.485%       (1,950)
EuroHypo                                                  30,000     1-Mar-06           7.490%       (2,928)
SunTrust                                                  50,000     1-Aug-07           3.645%           743
Bank of Montreal                                          25,000     1-Aug-07           3.652%           365
------------------------------------------------------------------------------------------------------------

Variable to Fixed Interest Rate Swaps (5)              $ 275,000                        6.401%    $ (11,398)
============================================================================================================

(1) - The Term Loan is collateralized by the following four properties: Willow Oaks I & II (two properties), 8521 Leesburg Pike and IBM Call Center.
(2) - The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O'Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.
(3) - Represents our pro-rata share of joint venture debt.
(4) - Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.
(5) - Represents the amount of variable rate debt converted to fixed rate debt.

Supplemental Operation and                                     3rd Quarter 2003
Financial Data                 Prentiss Properties Trust                Page 30

Return on Invested Capital

Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property NOI (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management's capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.

                                     [CHART]

Stock Performance

A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $2.52 at September 30, 2003 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $2.10, or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRY and RA) which would now be worth $2.21.

Annual                                                                       YTD
Returns     4Q96/(1)/   1997     1998    1999    2000     2001     2002     2003
-------     -------     ----     ----    ----    ----     ----     ----     ----
Prentiss   26.6%       18.2%   (14.4%)   3.5%   34.9%     9.7%    11.1%    15.6%

NAREIT     18.9%       20.3%   (17.5%)  (4.6%)  26.4%    13.9%     3.8%    24.7%

Peer Grp   17.8%       25.3%   (14.7%)  (0.3%)  32.6%     7.3%      .2%    23.6%
Average






Cumul.                                                                       YTD
Returns     4Q96/(1)/   1997     1998    1999    2000     2001     2002     2003
-------     -------     ----     ----    ----    ----     ----     ----     ----
Prentiss    $1.27      $1.50    $1.28   $1.32   $1.79    $1.96    $2.18    $2.52

NAREIT      $1.19      $1.43    $1.18   $1.12   $1.42    $1.62    $1.68    $2.10

Peer Grp    $1.18      $1.48    $1.26   $1.26   $1.66    $1.78    $1.79    $2.21
Average

(1)  10/16/96 to 12/31/96.
(2)  Value of $1.00 invested on 10/16/96, including dividends.

The market price of our stock was $31.00 per share as of September 30, 2003 and was $31.30 as of the close on October 13, 2003. Based on the September 30, 2003 and the October 13, 2003, closing prices, our dividend represents a yield of approximately 7.2%.

Supplemental Operating and                                      3rd Quarter 2003
Financial Data                  Prentiss Properties Trust                Page 31

Definitions of Non-GAAP Financial Measures

We use non-GAAP financial measures in our filings and other public disclosures. These non-GAAP financial measures are defined below.

Funds from Operations (FFO)
FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Adjusted FFO
Adjusted FFO is a non-GAAP financial measure that we define as FFO (as defined above) excluding (adding back) the impact of impairment losses recorded within income from discontinued operations. For real estate companies, an impairment loss, recorded within income from discontinued operations, represents an impairment loss recognized on a property held for sale, and is calculated as the difference between the fair market value of the property, less cost to sell, and the carrying amount of the property, in accordance with Statement of Financial Accounting Standards No. 144 (SFAS No. 144). We believe that Adjusted FFO is helpful to investors and our management as a measure of our operating performance because it excludes these impairment losses that would otherwise have been classified as losses on the sale of real estate, had the property not qualified as held for sale in a period prior to its disposition. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Supplemental Operating and                                      3rd Quarter 2003
Financial Data              Prentiss Properties Trust                    Page 32

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that we define as FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.

We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus depreciation and amortization, interest expense, losses from property dispositions, including impairment losses, and extraordinary expense items less gains from property dispositions and extraordinary income items. Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property's performance. Using NOI on a comparative basis, it allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly. Our management uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Investors are able to evaluate whether management has appropriately allocated or re-allocated resources to better performing properties.

Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activity, and general and administrative expenses, on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.

NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Same Store NOI and Same Store Growth

Same store NOI is similar to property level NOI, but excludes termination fees, which are generally one-time payments that may distort results of operations for comparable periods and straight-line rent adjustments, which eliminates the impact of rental rate increases or decreases from in-place leases. Same


Supplemental Operating and                                      3rd Quarter 2003
Financial Data               Prentiss Properties Trust                   Page 33

Store Growth represents the percentage change in property level NOI for properties that have been fully operational for two comparable reporting periods. Same Store Growth allows analysts, investors and management to analyze property operations and evaluate the growth trend of our portfolio. We use Same Store NOI internally as a performance measure and believe Same Store NOI is useful to investors as a performance measure because, when compared period over period, Same Store NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income.

Same Store NOI presented by us may not be comparable to Same Store NOI reported by other REITs that do not define Same Store NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store NOI should be examined in conjunction with our other performance measures including net income as presented in our consolidated financial statements and notes thereto. Same Store NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and                                      3rd Quarter 2003
Financial Data              Prentiss Properties Trust                    Page 34

INVESTOR INFORMATION
Research Coverage

..  AG EDWARDS                .  GREEN STREET ADVISORS         .  RAYMOND JAMES

   Dave AuBuchon                John Lutzius                     Paul Puryear
   314.955.5452                 949.640.8780                     727.573.3800
                                                                 x 32253
..  DEUTSCHE BANK             .  LEHMAN BROTHERS
                                                                 Bill Crow
   Lou Taylor                   David Shulman                    727.573.8963
   212.469.4912                 212.526.3413
                                                              .  UBS WARBURG
   Dennis Maloney               David Harris
   212.469.6799                 212.526.1790                     Keith Mills
                                                                 212.713.3098
..  FRIEDMAN, BILLINGS,       .  MCDONALD INVESTMENTS
   RAMSEY & CO. INC.                                             John Kim
                                Anatole Pevnev                   212.713.9721
   David Loeb                   216.263.4783
   703.469.1289                                               .  CITIGROUP
                                Frank Greywitt
   Gustavo Sarago               216.443.4795                     Jon Litt
   703.469.1042                                                  212.816.0231
                             .  PRUDENTIAL SECURITIES
                                                                 Gary Boston
                                Jim Sullivan                     212.816.1383
                                212.778.2515

                                Jamie Feldman
                                212.778.1724

[LOGO] Prentiss Properties

3890 West Northwest Highway, Suite 400
Dallas, Texas 75220
214.654.0886

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.